SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       ----------------------------------


         Date of Report (Date of earliest event reported): July 22, 2004
                                                           -------------



                                VICOR CORPORATION
               (Exact name of Registrant as specified in charter)



   Delaware                           0-18277                 04-2742817
-------------------             ------------------------      ----------------
(State or other jurisdiction    (Commission file number)     (IRS employer
of incorporation)                                           identification no.)




                 25 Frontage Road, Andover, Massachusetts 01810
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (978) 470-2900
                                  -------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
 (Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

On July 22, 2004, Vicor Corporation issued a press release regarding an annual cash dividend. The full text of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7.  Exhibits.

(c) Exhibits. The following exhibit is being furnished herewith:

Exhibit
Number   Title
------   -----

99.1     Vicor's Board of Directors Approves Annual Cash Dividend.






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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VICOR CORPORATION


Dated: July 22, 2004                By:  /s/ Mark A. Glazer
                                       -----------------------------------------
                                    Name:  Mark A. Glazer
                                    Title: Chief Financial Officer





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


                                  EXHIBIT INDEX



Exhibit
Number               Title
------               -----

99.1                 Vicor Corporation's press release dated July 22, 2004.












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